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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  March 20, 1998


                             PITT-DES MOINES, INC.
             (Exact name of registrant as specified in its charter)




   Commonwealth of Pennsylvania             1-5259              25-0729430
 (State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                   File Number     Identification Number)


3400 Grand Avenue, Pittsburgh, Pennsylvania                       15225
  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:          (412) 331-3000


                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated March 20, 1998 which announced the Company's plan to appeal the fine imposed by the United States District Court for the Eastern District of Illinois.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits


      99.1  Press Release dated March 20, 1998 (filed herewith)



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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PITT-DES MOINES, INC.



                                      By:  /s/  R. A. Byers
                                           -----------------------------
                                           R. A. Byers
                                           Vice President, Finance
                                           and Chief Financial Officer



Dated:  March 23, 1998



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                                 EXHIBIT INDEX



Exhibit
Number

99.1    Press Release dated March 20, 1998











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